UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

November 14, 2006
Date of Report (Date of earliest event reported)

Sonic Foundry, Inc.
(Exact name of registrant as specified in its chapter)

Maryland	1-14007	39-1783372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 W. Washington Ave, Suite 775
Madison, WI 53703		(608) 443-1600
(Address of principal executive offices)		(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 14, 2006, Sonic Foundry, Inc. announced that the United States Patent and Trademark Office had approved the Company’s patent application regarding the method of capturing, indexing, and synchronizing of RGB-based graphic content. See attached press release at exhibit 99.1.

The information in this Report on Form 8-K (including the exhibit) is furnished and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

EXHIBIT LIST

NUMBER	DESCRIPTION

99.1

Press release concerning the approval by the United States Patent and Trademark Office of the Company’s patent application regarding the method of capturing, indexing, and synchronizing of RGB-based graphic content.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sonic Foundry, Inc.

(Registrant)

November 14, 2006	By:	/s/ Kenneth A. Minor

Kenneth A. Minor
Chief Financial Officer